UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   February 23, 2011

GREAT WOLF RESORTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51064 (Commission File Number)	51-0510250 (IRS Employer Identification No.)

525 JUNCTION ROAD, SUITE 6000 SOUTH TOWER MADISON, WISCONSIN (Address of principal executive offices)	53717 (Zip Code)

Registrant’s telephone number, including area code:  (608) 662-4700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 23, 2011, Great Wolf Resorts, Inc. (the “Company”) reported its results for the three months and year ended December 31, 2010. The Company’s results are discussed in detail in the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press release issued by the Company on February 23, 2011 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 24, 2011

GREAT WOLF RESORTS, INC.

By:	/s/ James A. Calder
Name: James A. Calder
Title: Chief Financial Officer

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